Comerica Incorporated First Quarter 2023 Financial Review April 20, 2023 Safe Harbor Statement Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “contemplates,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “on track,” “trend,” “objective,” “looks forward,” “projects,” “models” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of the date of this presentation with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences include credit risks (changes in customer behavior; unfavorable developments concerning credit quality; and declines or other changes in the businesses or industries of Comerica's customers); market risks (changes in monetary and fiscal policies; fluctuations in interest rates and their impact on deposit pricing; and transitions away from LIBOR towards new interest rate benchmarks); liquidity risks (Comerica's ability to maintain adequate sources of funding and liquidity; reductions in Comerica's credit rating; and the interdependence of financial service companies); technology risks (cybersecurity risks and heightened legislative and regulatory focus on cybersecurity and data privacy); operational risks (operational, systems or infrastructure failures; reliance on other companies to provide certain key components of business infrastructure; the impact of legal and regulatory proceedings or determinations; losses due to fraud; and controls and procedures failures); compliance risks (changes in regulation or oversight, or changes in Comerica’s status with respect to existing regulations or oversight; the effects of stringent capital requirements; and the impacts of future legislative, administrative or judicial changes to tax regulations); strategic risks (damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the implementation of Comerica's strategies and business initiatives; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; and any future strategic acquisitions or divestitures); and other general risks (changes in general economic, political or industry conditions; negative effects from inflation; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events, including pandemics; physical or transition risks related to climate change; changes in accounting standards; the critical nature of Comerica's accounting policies; and the volatility of Comerica’s stock price). Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 13 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2022. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. 2©2023, Comerica Inc. All rights reserved.

Positioned for Sustained Success

Solid foundation enabled effective execution of our strategy; we emerged even stronger

Proven Business Model

- Nearly 175-year history of perseverance through multiple financial & global crises
- Proven relationship-model built on mutual trust
- Experienced, transformational leadership team leveraging legacy of consistency & conservativism
- Intentional, strategic diversification of business lines & markets

+

Seamless Execution & Customer Support

- Effective liquidity strategy delivered strong funding position
- Active customer engagement strategy employed by colleagues & executives
- Utilization of targeted products & services aligned to customer needs
- Agile onboarding system to support opening record number of accounts

=

Even Better Positioned for Sustained Success

- Successfully protected core deposit relationships amidst deposit pressure
- Enhanced attractive deposit risk profile with improved stability, relationships & insurance mix
- Strong capital position enabled customer support
- Proven approach to credit delivered excellent results

3/31/23

©2023, Comerica Inc. All rights reserved.

3

1Q23 Review

Successful execution; strategic investment in the future of our company & community

Strong Financial Results

Average Loans



$52B
$53B
4Q22
1Q23

Noninterest Income



$278MM
$282MM
4Q22
1Q23

Net Charge-Offs (Recoveries)



-0.03%
-0.01%
4Q22
1Q23

Efficiency Ratio[1]

55.53%

Return on Equity[2]

24.20%

Tier 1 Capital Ratio[3]

10.58%

THE BIGGER POSSIBLE

- Announced Ameriprise partnership to enhance our Wealth Management products & customer experience
- Launched new Investment Banking Group focused on M&A advisory
- Initiated Small Business Banking national expansion

A FORCE FOR GOOD

- Named one of America's Most JUST Companies by Just Capital
- Leadership rating by CDP for supplier engagement on climate change
- Achieved $2.8B in Green Lending in 1Q; aligned with commitment to sustainability
- Volunteerism of 66,270 hours for 2022

[1]Noninterest expenses as a percentage of the sum of net interest income and noninterest income excluding net gains (losses) from securities, a derivative contract tied to the conversion rate of Visa Class B shares and changes in the value of shares obtained through monetization of warrants • [2]Return on average common shareholders' equity • [3]1Q23 estimated

©2023, Comerica Inc. All rights reserved.

4

1Q23 Results

Strong loan growth, fee income & credit quality

(millions, except per share data)	1Q23	4Q22	1Q22	Change From 4Q22	Change From 1Q22
Average loans	$53,468	$52,375	$48,273	$1,093	$5,195
Average loans, ex. PPP	53,435	52,335	47,938	1,100	5,497
Average deposits	67,833	71,355	79,103	(3,522)	(11,270)
Net interest income	708	742	456	(34)	252
Provision for credit losses	30	33	(11)	(3)	41
Noninterest income[1]	282	278	244	4	38
Noninterest expenses[1]	551	541	473	10	78
Provision for income tax	85	96	49	(11)	36
Net income	324	350	189	(26)	135
Earnings per share[2]	$2.39	$2.58	$1.37	$(0.19)	$1.02
Efficiency Ratio	55.53%	53.00%	66.91%		
CET1[3]	10.09%	10.00%	9.93%		

Key Performance Drivers
1Q23 compared to 4Q22

- Revenue decreased 2.9%
- Average loans up 2.1% driven by broad-based growth
- Deposits declined from traditional seasonality, expected customer deployment of funds into businesses related to monetary policy & diversification efforts following industry disruption
- Net interest income benefited from higher rates & loan growth; offset by impact of funding & fewer days
- Net recoveries of 1 bp; reserve ratio rose to 1.26%
- Noninterest income increase driven by Capital Markets & Fiduciary
- Active expense management impacted by pension & non-recurring items
- Strong CET1 as earnings-related capital generation offset impact of loan growth

[1]Includes gains/(losses) related to deferred comp asset returns of $(7MM) 1Q22, $6MM 4Q22, $4MM 1Q23 • [2]Diluted earnings per common share • [3]1Q23 estimated

©2023, Comerica Inc. All rights reserved.

5

Loans

Continued broad-based growth delivered highest loan levels since PPP; Yields up 44 bps

Loans
($ in billions)


48.3
50.0
51.1
52.4
53.5
3.22
3.64
4.64
5.45
5.89
1Q22
2Q22
3Q22
4Q22
1Q23
Average Balances
Loan Yields %
53.4
54.9
4Q22
1Q23
Period-end

Average loans increased $1.1B[1], or 2.1%

+ $642MM Commercial Real Estate[2]
  - Multi-family & industrial accounted for almost all of the growth
  - Office only represents 7% of the total Commercial Real Estate portfolio
+ $361MM National Dealer Services
+ $97MM Wealth Management
+ $96MM General Middle Market
- $184MM Mortgage Banker

Loan Commitments Increased 2%
Growth in most business lines
(period-end: $ in billions)


48.9
50.9
53.7
56.5
57.5
46%
46%
45%
45%
46%
1Q22
2Q22
3Q22
4Q22
1Q23
Utilization

1Q23 compared to 4Q22 • [1]See Quarterly Average Loans slide in Appendix for more details • [2]See Commercial Real Estate slide 25 for more details

©2023, Comerica Inc. All rights reserved.

6

Decline from 12/31/2021 to 3/31/2023 79.1 77.6 74.0 71.4 67.8 0.05 0.05 0.20 0.97 1.52 1Q22 2Q22 3Q22 4Q22 1Q23 Deposits Successfully navigated localized 1Q ‘23 deposit pressures & retained favorable mix 1Q23 compared to 4Q22 1Interest costs on interest-bearing deposits 2Quantitative easing 3Monthly average balances 4Quantitative tightening Deposits ($ in billions) Deposit Rate1 % Average Balances Largest Customer Diversification Actions: • Technology & Life Sciences • Excess balances significantly above average relationship profile (Corporate Banking & select customers in Middle Market) • Higher relative pressure in California portfolios 7©2023, Comerica Inc. All rights reserved. Localized Deposit Impact (period-end, $ in billions) 3/9 to 3/31 Deposit Movement $3.6B or 69% Middle Market CA $3.3B or 63% TLS $0.9B or 42% US Banking $-3.3B or -38% Middle Market CA $-4.8B or -42% TLS $-1.5B or -56% US Banking Increase from_ 12/31/2019 to_ 12/31/2021_ Favorable Mix (average,$ in billions) • Pressure concentrated in businesses with disproportionate QE2 inflow3 71.4 67.8 4Q22 1Q23 56% 53% NIB IB In line with expectations due to normal seasonality & utilization of funds from QT4 1Q23 compared to 4Q22 1Represents uninsured deposits using total deposits at the consolidated level for Comerica Inc. & subsidiaries, which is consistent with the presentation on the consolidated balance sheet, & excludes uninsured deposits eliminated in consolidation 23/31/23 is estimated ©2023, Comerica Inc. All rights reserved. Attractive Deposit Profile Further enhanced our strong deposit franchise Deposit portfolio has better risk characteristics • Less concentrated in more vulnerable businesses • Lower price sensitivity • Lower percent of uninsured & excess deposits • Retained favorable mix of 53% noninterest-bearing Stronger Profile than Pre-Pandemic ($ in billions) YE 2019 YE 2022 3/31/2023 Loan-to-Deposit Ratio 88% 75% 85% Total Deposits (Period-end) $57.3 $71.4 $64.7 % Uninsured Deposits Per Call Report Adjusted for Affiliate Deposits1 60% 54% 64% 57% 54%2 47% Stable & Tenured Core Deposit Base Diversified Across Markets & Businesses • Highest concentrations in Middle Market Lending (12%) & Small Business Banking (9%), inherently diversified business lines • Geographically dispersed Holistic, Connected Relationships • 95% of Commercial Bank noninterest-bearing deposits utilize Treasury Management services • Average Middle Market relationship has >7 Treasury Management products Tenured • Average Middle Market relationship >15 years Active, Commercial Operating Accounts • Average Middle Market relationship deposit balances of ~$7MM (includes ~$3MM in non-interest bearing) Commercial Bank 54% Retail Bank 37% Wealth Management 7% Other, 2% Diversified Deposit Base (1Q23 average) 8

©2023, Comerica Inc. All rights reserved. Abundant Liquidity Swift, conservative actions provided significant liquidity & maximized remaining capacity 3/31/23 1Bank Term Funding Program 2Totals shown above may not foot due to rounding 9 Available liquidity sources to support business needs: • Excess cash • Secured funding (FHLB & BTFP) • Wholesale FDIC insured deposits • Investment portfolio paydowns & maturities • Deposit campaigns • Unsecured debt • Discount window • Entered volatile period with significant liquidity capacity in excess of pre-pandemic levels • Monetized securities collateral through FHLB; use of retail brokered CDs as diversification strategy • Secured safety cash buffer well in excess of normal operating levels • Preserved abundant unused liquidity capacity & in excess of pre- pandemic levels • Light schedule of unsecured funding maturities Source (3/31/23) $ in billions Amount or Total Capacity Remaining Capacity2 Cash 9 9 FHLB (securities & loan collateral) 16 1 BTFP1 (securities collateral) 11 11 Discount Window (loan collateral) 20 20 Total Liquidity Capacity $42 billion Total Liquidity Capacity (ex. Discount Window) $22 billion Low Unsecured Debt Obligations (Debt Maturities, $ in millions) 120% 85%87% 50% 60% 70% 80% 90% 100% 110% 120% 130% 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 1Q 23 Loan to Deposit Ratio Remained Below Historical Average (period-end) 850 500 350 400 550 500 2023 2024 2025 2026 2027 2028 2029 2033 Securities Portfolio Ceased reinvestments in 3Q22 & strategic portfolio attrition continued; tangible capital impact improved 3/31/23 1Outlook as of 4/20/23 assuming 3/31/23 forward curve 2Amortized cost reflects securities at par net of repayments and remaining unaccreted discount or premium 3Outlook as of 4/20/23 4Estimated as of 3/31/23 Period-end 1Q23 portfolio decreased $717MM - $321MM MBS payments & $700MM Treasury maturities + $309MM fair value change • Average 1Q23 portfolio decreased $363MM • 2Q23: Estimated repayments ~$460MM MBS3 plus ~$300MM treasuries3 • Duration of 5.5 years4 • Extends to 6.3 years under +200bps instantaneous rate increase4 • Net securities-related AOCI decreased to $2.1B (after tax); expect loss to decline another 32% by year-end 2024 2023 Portfolio Strategy • Utilize natural portfolio attrition as liquidity source • Pledge portfolio as collateral to access wholesale funding as needed • 100% of portfolio is available-for-sale • No intention to sell, restructure or reinvest securities Securities Income ($ in millions) ©2023, Comerica Bank. All rights reserved. 10 Repayments create liquidity & mark-to-market valuation improved (period-end; $ in billions) 77 100 119 118 113 1.74 1.92 2.08 2.11 2.10 1Q22 2Q22 3Q22 4Q22 1Q23 Securities Yields %2 12.4 18.8 20.8 19.5 19.0 18.3 17.7 17.5 17.1 15.4 (0.1) 1.1 2.0 3.1 3.0 2.7 2.6 2.4 2.3 1.8 12.3 19.9 22.8 22.6 22.0 21.0 20.3 19.9 19.4 17.2 4Q19 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 4Q24 Valuation Adjustment Fair Value (Reported on Balance Sheet) Amortized Cost Projected1

Net Interest Income

Comerica

Protected strong net interest income levels; benefited from rates & loan growth, pressured by funding



Net Interest Income
($ in millions)
456
561
707
742
708
2.19
2.70
3.50
3.74
3.57
1Q22
2Q22
3Q22
4Q22
1Q23
Net Interest Margin %

Net impact due to rates: $7MM & 3bps on the NIM

$742MM		4Q22		3.74%
+ 58MM		Loans		+ 0.32
	+ 50MM	Higher rates, incl. swaps	+ 0.25	
	+ 18MM	Higher balances	+ 0.04	
	+ 5MM	Portfolio dynamics	+ 0.03	
	- 15MM	2 Fewer days		
- 5MM		Securities Balances		+ 0.01
+ 20MM		Fed Deposits		+ 0.05
	+ 13MM	Higher balances	+ 0.01	
	+ 8MM	Rates	+ 0.04	
	- 1MM	2 Fewer days		
- 40MM		Deposits		- 0.22
	- 40MM	Rates	- 0.21	
		Lower balances	- 0.01	
- 67MM		Wholesale Funding		- 0.33
	- 56MM	Higher balances	- 0.28	
	- 11MM	Rates	- 0.05	
$708MM		1Q23		3.57%

1Q23 compared to 4Q22

©2023, Comerica Inc. All rights reserved.

11

Interest Rate Sensitivity

Comerica

Minimized impact of potential rate reductions; protected high level of net interest income



Swaps as of 3/31/23[1]
($ in billions; average; weighted average yield)
12.1
22.4
23.6
23.0
20.1
15.0
9.8
4.6
0.8
2.16%
2.38%
2.50%
2.57%
2.68%
2.72%
2.85%
2.95%
2.97%
FY22
FY23
FY24
FY25
FY26
FY27
FY28
FY29
FY30

- 1Q23 no new swaps added
- Net unrealized loss on swap portfolio decreased $333MM to $609MM at 3/31/23 (after-tax)

Sensitivity Analysis from 3/31 Base Case

Estimated 12-Month Net Interest Income Impact	
100 bps gradual decrease	-$31MM
100 bps gradual increase	-$35MM
100 bps gradual increase & 50% incremental beta	-$57MM

3/31/23 Standard Model Assumptions[2]
100 bps (50 bps avg) gradual, parallel rise

	Rates UP	Rates DOWN
Loan Balances	Modest increase	Modest decrease
Deposit Balances	Moderate decrease	Moderate increase
Deposit Beta	~30% per incremental change	
Securities Portfolio	No reinvestment of cash flows	
Hedging (Swaps)	No additions modeled	

3/31/23 • [1]Received fix/pay floating swaps; historical results 12/31/22; maturities extend through 3Q30 • [2]For methodology see Company's Form 10-K, as filed with the SEC. Estimates are based on simulation modeling analysis from our base case which utilizes March 2023 average balances

©2023, Comerica Inc. All rights reserved.

12

274 266 262 244 221 0.55 0.52 0.51 0.46 0.40 (0.10) 0.10 0.30 0.50 0.70 0.90 1.10 1.30 1.50 1Q22 2Q22 3Q22 4Q22 1Q23 NPA/Loans % Credit Quality Reserve reflects excellent credit metrics, loan growth & softening economic outlook 1Q23 compared to 4Q22 1Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories Nonperforming Assets Decreased ($ in millions) Criticized Loans1 Well Below Historical Level ($ in millions) 599 609 624 661 693 1.21 1.18 1.21 1.24 1.26 - 1.00 2.00 3.00 4.00 5.00 6.00 1Q22 2Q22 3Q22 4Q22 1Q23 ACL/Loans % Allowance for Credit Losses Increased Moderately ($ in millions) 1,647 1,534 1,626 1,572 1,918 3.3 3.0 3.1 2.9 3.5 - 2.00 4.00 6.00 8.00 10.00 12.00 1Q22 2Q22 3Q22 4Q22 1Q23 Criticized/Loans % 13©2023, Comerica Inc. All rights reserved. 8 0 13 (4) (2) - 2.00 4.00 6.00 8.00 10.00 12.00 1Q22 2Q22 3Q22 4Q22 1Q23 Net Charge-Offs (Recoveries) ($ in millions) Noninterest Income Robust fee generation exceeded seasonally strong 4th quarter 2022 1Q23 compared to 4Q22 1Risk management hedging income related to an increase in price alignment (PA) received for Comerica’s centrally cleared risk management positions $8MM 4Q22, $8MM 1Q23 2Credit Valuation Adjustment (CVA) ($2MM) 1Q22, $3MM 2Q22, $5MM 3Q22, $1MM 4Q22, $1MM 1Q23 3Includes gains/(losses) related to deferred comp asset returns of ($7MM) 1Q22, ($14MM) 2Q22, ($3MM) 3Q22, $6MM 4Q22, $4MM 1Q23 Noninterest Income1 ($ in millions) 244 268 278 278 282 1Q22 2Q22 3Q22 4Q22 1Q23 Increased $4MM + $5MM Capital Markets Income +$4MM Derivative Income2 +$2MM Investment Banking - $1MM Syndication Fees + $3MM Fiduciary Income + $1MM Brokerage - $5MM Other Noninterest Income3 14©2023, Comerica Inc. All rights reserved.

Noninterest Expenses

Maintained solid efficiency ratio of 55.5%



Noninterest Expenses[1,2]
($ in millions)
473
482
502
541
551
66.9
58.0
50.8
53.0
55.5
1Q22
2Q22
3Q22
4Q22
1Q23
Efficiency Ratio %

Comerica

Increased $10MM

- + $17MM Non-salary pension expense
- + $8MM Salaries & benefits, impacted by seasonality
  - Increases: $16MM annual stock grants, $7MM payroll taxes & $3MM 401(k)
  - Decreases: $13MM incentive compensation & $5MM staff insurance
- + $7MM Litigation-related
- + $6MM FDIC insurance
- \- $12MM Occupancy
- \- $6MM Michigan single business tax
- \- $6MM Advertising
- \- $5MM Consulting

Notable first quarter expenses include:

- $17MM Litigation-related & operational losses total
- $16MM in Modernization
  - $9MM Ameriprise transition (salaries & benefits & other expenses)
  - $5MM Corporate Facilities (occupancy & other expenses)
  - $1.4MM Retail Reimagined (occupancy)
  - $0.8MM Technology (salaries & benefits)
- $4MM Deferred compensation (fully offset in non-interest income)

1Q23 compared to 4Q22 • [1]Modernization initiative $6MM 1Q22; $7MM 2Q22; $7MM 3Q22; $18MM 4Q22; FY22 $38MM; $16MM 1Q23 • [2]Gains/(losses) related to deferred comp plan of ($7MM) 1Q22, ($14MM) 2Q22, ($3MM) 3Q22, $6MM 4Q22, $4MM 1Q23

©2023, Comerica Inc. All rights reserved.

15

Capital Management

Strong capital position at target CET1 of ~10%[1]

Comerica



CET1[2]
Tier 1[2]
10.00%
10.09%
7.0%
10.50%
10.58%
8.5%
4Q22
1Q23
4Q22
1Q23
Regulatory Minimum + Capital Conservation Buffer (CCB)



Common Equity Ratio[3]
9.99%
9.63%
5.60%
6.15%
4Q22
1Q23
Impact of AOCI Losses
Common Equity Ratio



Tangible Common Equity Ratio[3]
9.30%
9.47%
4.89%
5.48%
4Q22
1Q23
Increase in Cash
Impact of AOCI Losses
Tangible Common Equity Ratio



Common Equity Per Share[3]
($ per share; period-end)
59.78
61.13
63.11
65.12
66.68
50.80
46.19
35.70
36.55
42.57
1Q22
2Q22
3Q22
4Q22
1Q23
Common Equity Per Share
Impact of AOCI Losses



Common Equity[3]
($ in billions; period-end)
7.8
8.0
8.3
8.5
8.8
6.6
6.0
4.7
4.8
5.6
1Q22
2Q22
3Q22
4Q22
1Q23
Common Equity
Impact of AOCI Losses

3/31/23 • [1]Outlook as of 4/20/23 • [2]1Q23 estimated • [3]Refer to reconciliation of non-GAAP financial measures in appendix; Increase in cash relative to 4Q22

©2023, Comerica Inc. All rights reserved.

16

Management Outlook

Assumes no change in current economic environment

	FY22 vs FY23
Average loans	+8 to 9% driven by momentum in CRE & Dealer along with selective growth across most other businesses
Average deposits	-12 to -14%, assumes general stabilization & reflects the impact of 2022 deposit trends
Net interest income[1]	+6 to 7% reflecting net benefit from higher rates & loan growth offsetting impact of funding; reduced exposure to rate declines
Credit quality	NCOs move toward lower end of normal range & continued credit normalization
Noninterest income	+6 to 7% driven by risk management income (PA), card, fiduciary, FHLB dividends; partly offset by lower derivative income, deposit service charges & BOLI; assumes CVA & deferred comp[2] do not repeat 2Q through 4Q
Noninterest expenses	+7% with pension up (+$64MM, or 3% of 2022 expenses), assumes deferred comp[2] does not repeat 2Q through 4Q & lower modernization (-$14MM); considers impact of Ameriprise & incremental FDIC expense not in initial guidance; expect to evaluate impact of disruption & environment
Tax	FY tax rate ~23%, excluding discrete items
Capital	CET1 of ~10%

2Q23 vs. 1Q23				
Average loans +3% continued momentum	**Average deposits** -4 to -6% assumes general stabilization	**Net interest income[1]** -11 to -13% full quarter funding impact	**Noninterest income[3]** +1 to 2% fiduciary, card & other	**Noninterest expense[3]** -3 to -4% 1Q modernization, seasonal compensation

3/31/23 • Outlook as of 4/20/23 & FY guidance compares to reported 2022 values • [1]Utilizing 3/31/23 forward curve • [2]Deferred comp 1Q23 $4MM • [3]Assumes 1Q23 deferred comp benefit of $4MM does not repeat

©2023, Comerica Inc. All rights reserved.

17

Fundamental Strengths

Proven business model, positioned for long term success

Compelling Financial Results

- Strong 1Q23; loans & fee income exceeded expectations
- Excellent credit quality
- Effective NII strategy, expect record 2023

Effective Navigation through Volatility

- Protected core relationships
- Maximized liquidity position
- Enhanced proforma deposit profile

Future Vision while Leveraging Legacy

- Transformational leadership
- Focus on complementary non-interest income
- Digital enhancements for internal process & customer experience

Conservative Legacy & Unique Relationship Model

Tenured Customers & Colleagues	Prudent Risk Management	Proven Credit Results	Diversified, but Collaborative Business Lines	Conservative Capital Management	Targeted Geographic Strategy

©2023, Comerica Inc. All rights reserved.

18

APPENDIX

Diversified Geographic Footprint

Large, higher growth urban markets	Predominance of middle market companies & wealth management opportunities	Highly integrated, cost-effective platform

Texas
- Established: 1988
- #2 largest state GDP
- Business friendly environment
- Dallas-Fort Worth, Houston, Austin, San Antonio

California
- Established: 1991
- #1 largest state GDP
- Deep industry expertise
- L.A., San Diego, San Jose, San Francisco

Michigan
- Established: 1849
- #14 largest state GDP
- Large retail deposit base
- Detroit, Ann Arbor, Grand Rapids, Lansing

Offices Across U.S.


Primary Markets
Other Markets
Office Locations

Southeast
- Strong population growth & manufacturing base
- 3 commercial offices in Raleigh, Winston-Salem & Charlotte
- 8 banking centers in FL
- New offices in SC & GA
- Serving customers in FL, GA, NC, TN, SC & VA

Mountain West
- Fast growing economy, attractive climate
- 17 banking centers in Phoenix area
- 1 office in Denver
- Serving customers in AZ & CO

©2023, Comerica Inc. All rights reserved.

20

Noninterest Income

Investing in comprehensive solutions for customers to drive fee income

Comerica

Payments

- New ways of **real time money movement** & rising rates are changing customers' needs
- Combined various functions into **one team** with consistent delivery across bank

Digital Customer Experience

- Customer journey approach to **accelerate customer outcomes** & **reduce risk**
- Focus on Treasury Management **Enrollment** & **Onboarding**

Wealth Management

- **Market leader** in 3rd party fiduciary services
- **Strategic partnerships** enhance solution set
- **Uniquely positioned** to serve business owners & execs

Capital Markets

- Customer risk management products (foreign exchange, hedging) re-aligned to **enhance customer focus**
- Loan Syndications & Investment Banking **staff increased**

3/31/23
©2023, Comerica Bank. All rights reserved.

21

Quarterly Average Loans

Comerica

Business Line	1Q23	4Q22	1Q22
Middle Market			
General	$12.9	$12.8	$12.4
Energy	1.5	1.4	1.3
National Dealer Services	5.4	5.1	4.1
Entertainment	1.2	1.3	1.1
Tech. & Life Sciences	0.9	0.9	0.9
Equity Fund Services	3.4	3.3	3.2
Environmental Services	2.3	2.2	2.0
Total Middle Market	$27.6	$27.0	$24.9
Corporate Banking			
US Banking	4.3	4.3	3.7
International	1.5	1.6	1.5
Commercial Real Estate	8.3	7.7	6.6
Mortgage Banker Finance	1.1	1.3	1.6
Business Banking	3.2	3.2	3.3
Commercial Bank	**$46.1**	**$45.1**	**$41.5**
Retail Bank	**$2.2**	**$2.2**	**$2.0**
Wealth Management	**$5.2**	**$5.1**	**$4.7**
TOTAL	**$53.5**	**$52.4**	**$48.3**

By Market	1Q23	4Q22	1Q22
Michigan	$12.4	$12.3	$11.7
California	18.7	18.4	17.2
Texas	11.6	10.9	9.8
Other Markets[1]	10.8	10.7	9.7
TOTAL	**$53.5**	**$52.4**	**$48.3**

Loan Portfolio
(1Q23 Period-end)


$54.9B
Fixed Rate[2] 48%
≤30-Day Rate[3] 42%
90-Day+ Rate 6%
Prime-based 4%

$ in billions • Totals shown above may not foot due to rounding. Certain prior quarter amounts have been reclassified to conform to the current quarter presentation. • [1]Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the three primary geographic markets • [2]Fixed rate loans include $22.1B receive fixed/pay floating (30-day) LIBOR , BSBY & SOFR interest rate swaps; Forward dated swaps are excluded; excluding interest rate swaps, Fixed Rate Loans were 8% of the portfolio • [3]Includes ~2.5% of Daily SOFR

©2023, Comerica Inc. All rights reserved.

22

Quarterly Average Deposits

Comerica

Business Line	1Q23	4Q22	1Q22
Middle Market			
General	$17.9	$18.7	$22.2
Energy	1.2	1.3	0.6
National Dealer Services	1.2	1.2	1.9
Entertainment	0.3	0.3	0.3
Tech. & Life Sciences	4.3	5.2	7.3
Equity Fund Services	1.0	1.2	1.2
Environmental Services	0.4	0.4	0.3
Total Middle Market	$26.3	$28.4	$33.9
Corporate Banking			
US Banking	2.0	1.9	2.7
International	2.0	2.1	2.3
Commercial Real Estate	1.9	2.3	2.2
Mortgage Banker Finance	0.4	0.4	0.6
Business Banking	3.7	4.1	4.4
Commercial Bank	**$36.4**	**$39.2**	**$46.0**
Retail Bank	**$25.1**	**$26.0**	**$26.9**
Wealth Management	**$4.7**	**$5.2**	**$5.3**
Finance / Other[1]	**$1.6**	**$1.0**	**$0.9**
TOTAL	**$67.8**	**$71.4**	**$79.1**

By Market	1Q23	4Q22	1Q22
Michigan	$24.2	$25.1	$28.1
California	18.5	21.0	23.5
Texas	11.0	11.6	11.8
Other Markets[2]	12.5	12.7	14.7
Finance / Other[1]	1.6	1.0	0.9
TOTAL	**$67.8**	**$71.4**	**$79.1**

Beneficial Deposit Mix: 53% noninterest-bearing
(1Q23 Average)



Retail Noninterest-bearing 11%
Total $67.8B
Commercial Noninterest-bearing 42%
Retail Interest-bearing 28%
Commercial Interest-bearing 19%

$ in billions • Totals shown above may not foot due to rounding. Certain prior quarter amounts have been reclassified to conform to the current quarter presentation. • [1]Finance/Other includes items not directly associated with the geographic markets or the three major business segments • [2]Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the three primary geographic markets

©2023, Comerica Inc. All rights reserved.

23

Valuation Impact on Tangible Common Equity

Comerica

Repayments & rate environment improved TCE, reduced unrealized losses in AOCI by 15%

Accumulated Other Comprehensive Income
($ in billions)



(0.8)
(0.2)
(0.2)
(1.5)
(0.3)
(0.2)
(2.4)
(1.0)
(0.2)
(2.3)
(0.9)
(0.5)
(2.1)
(0.6)
(0.5)
1Q22
2Q22
3Q22
4Q22
1Q23
Securities
Swaps
Pension

- Most of CMA mortgages carried in securities portfolio (vs. outright Residential mortgage loans) which provides flexibility, better liquidity & faster monetization
- Accounting rules generally require such securities be marked to market (e.g. AFS), or in the case of HTM the marks are disclosed in footnotes
- Residential mortgages are generally not carried at market value by peer banks which creates a discrepancy when comparing banks across the industry

Estimated Change in AOCI Derived
Simulated Sensitivity Analysis for Securities & Swap Portfolios

Scenarios		Est. AOCI Increase / (Decrease)
Rate shock + 100 bps	Static balances	($1.6B)
Rates shock - 100 bps	Static balances	$1.6B

	Investment Portfolio			Resi Mortgages	Resi + Portfolio
	% of Assets	% of HTM	% in AFS	1-4 Family Mortgages / Total Assets	
CMA	22%	0%	100%	2%	24%
Peer Median[1]	20%	16%	84%	12%	32%

3/31/23 • [1]Excluding BOKF as data is not available

©2023, Comerica Inc. All rights reserved.

24

Commercial Real Estate Business Line

Growth driven by multifamily & industrial projects; Excellent credit quality

Primarily Lower Risk Multifamily & Industrial Storage[1]

(1Q23 period-end)


Industrial / Storage 33%
Retail 6%
Office 7%
Single Family 2%
Other 3%
Land Carry 3%
Multi use 2%
Multifamily 44%
Total $7.9B

Excellent Credit Quality in Commercial Real Estate Business
No significant net charge-offs since 2014
($ in millions)

	1Q22	2Q22	3Q22	4Q22	1Q23
NAL	0.9	0.9	0.9	0.9	0.9
Criticized[1]	26	18	17	16	218
% Criticized	0.4%	0.3%	0.2%	0.2%	2.5%
NCO (Recoveries)	(0.02)	(0.01)	(0.01)	(0.01)	(0.05)

- Long history of working with well-established, proven developers
- >90% of new commitments from existing customers
- Significant up-front equity required (typically averaging 35-40%)
- 46% of Industrial/Storage & 40% of Multifamily are construction loans[1,2]
- Majority high growth markets within footprint:
  - 37% California
  - 23% Texas
- Modest credit migration driven by elevated rate environment, but remained very manageable

Commercial Real Estate Office Portfolio (as of 3/31/23)

Small, granular portfolio	• Total outstanding loans of ~$580MM • 7% of Commercial Real Estate Portfolio
Geographically dispersed	• Suburban strategy • Largest concentration in Austin, TX (~20% of office portfolio)
Low leverage	• Portfolio LTV at ~50%
Strong debt service	• Portfolio debt service coverage of ~1.1x
Majority floating rate	• ~75% of the portfolio is floating rate
Solid credit quality	• 2 criticized loans

3/31/23 • [1]Excludes CRE business line loans not secured by real estate

©2023, Comerica Inc. All rights reserved.

25

Energy

Primarily E&P exposure

Period-end Loans
($ in millions)


1,263
203
1,060
1Q22
1,373
218
1,155
2Q22
1,340
259
1,081
3Q22
1,415
253
1,162
4Q22
1,402
276
1,126
1Q23
Midstream
Exploration & Production[1]

- Exposure $3.5B / 41% utilization
- Hedged 50% or more of production
  - At least one year: 63% of customers
  - At least two years: 35% of customers
- Focus on larger, sophisticated E&P and Midstream companies
- E&P:
  - 55% Oil-focused
  - 21% Natural Gas focused
  - 24% Oil/Gas balanced
- Excellent credit quality
  - ~1% Criticized loans
  - $(291K) Net recoveries

3/31/23 • [1]Includes Services of 1Q22 $14MM, 2Q22 $15MM, 3Q22 $17MM, 4Q22 $13MM, $16MM 1Q23

©2023, Comerica Inc. All rights reserved.

26

Mortgage Banker Finance 55+ years experience with reputation for consistent, reliable approach 3/31/23 1Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 3/20/23 24Q22 actual • Provide warehouse financing: bridge from residential mortgage origination to sale to the end market • Extensive backroom provides collateral monitoring & customer service • Focus on full banking relationships • As of 1Q23: • Comerica: 91% purchase • Industry: 80% purchase1 • Strong credit quality • No charge-offs since 2010 • Period-end loans: $1.7B (4Q22 $1.9B) Average Loans ($ in millions) 1, 33 5 2, 04 4 2, 52 1 2, 68 1 2, 04 2 3, 27 8 3, 58 5 3, 79 1 3, 21 1 2, 92 4 2, 75 7 2, 45 0 1, 59 7 1, 72 4 1, 66 3 1, 33 4 1, 14 9 0 500 1000 1500 2000 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 Actual MBA Mortgage Origination Volumes1 MBA Mortgage Originations Forecast1,2 ($ in billions) 398 333 461 509 541 4Q22 1Q23 2Q23 3Q23 4Q23 Purchase Refinance ©2023, Comerica Inc. All rights reserved. 27 National Dealer Services 75+ years of floor plan lending 3/31/23 1Other includes obligations where a primary franchise is indeterminable (multi-franchise, rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) Franchise Distribution (Based on period-end loan outstandings) Toyota/Lexus 13% Honda/Acura 9% Ford 8% GM 8% Jaguar/Land Rover 7% Fiat/Chrysler 10% Mercedes 5% Nissan/ Infiniti 3% Other European 12%Other Asian 6% Other 19% • Top tier strategy • National scope with customers in 42 states • Focus on “Mega Dealer” (five or more dealerships in group) • Strong credit quality; Robust monitoring of company inventory & performance • Floor Plan remained below historical averages 4. 4 4. 5 4. 1 4. 0 3. 6 2. 8 1. 9 2. 2 2. 0 1. 2 0. 6 0. 6 0. 6 0. 8 1. 0 1. 2 1. 4 7. 8 7. 9 7. 5 7. 3 6. 8 6. 2 5. 3 5. 5 5. 3 4. 4 3. 8 3. 9 4. 1 4. 5 4. 8 5. 1 5. 4 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 Floor Plan Average Loans ($ in billions)Total $5.6B 1 ©2023, Comerica Inc. All rights reserved. 28

7,341 7,036 6,339 5,241 4,328 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 1Q22 2Q22 3Q22 4Q22 1Q23 856 901 938 943 931 1Q22 2Q22 3Q22 4Q22 1Q23 Technology & Life Sciences ~30 years of deep expertise & strong relationships with top-tier investors 3/31/23 Average Loans ($ in millions) • Manage concentration to numerous verticals to ensure widely diversified portfolio • Closely monitor cash balances & maintain robust backroom operation • 10 offices throughout US & Canada • Retained customer relationships despite industry disruption & impact on deposits; strategically utilized off-balance sheet & ICS products Average Deposits ($ in millions) Growth 43% Early Stage 17%Late Stage 40% Customer Segment Overview (approximate; 1Q23 period-end loans) Total $947MM ©2023, Comerica Inc. All rights reserved. 29 Equity Fund Services Strong relationships with top-tier Private Equity firms 3/31/23 • Customized solutions for Private Equity firms • Credit Facilities (Funds, General Partners, Management Companies) • Treasury Management • Capital Markets, including Syndication • Customers in the US & Canada • Well-diversified across funds with various industry strategies • Drives connectivity with other teams • Middle Market • Commercial Real Estate • Environmental Services • Energy • TLS • Private Banking • Period-end balances were $3.7 billion • Strong credit profile • No charge-offs • No criticized loans Average Loans ($ in millions) 3,209 3,507 3,346 3,317 3,371 1Q22 2Q22 3Q22 4Q22 1Q23 ©2023, Comerica Inc. All rights reserved. 30

Environmental Services Department

Experienced team; Specialized industry, committed to growth

- 15+ year experienced team with 20+ year management tenure
- Dedicated relationship managers advise & guide customers on profitably growing their business by providing banking solutions
- Focus on middle market-sized companies with full banking relationships
- Historically strong credit quality

Waste Management & Recycling (~85% of loan portfolio)

- Insight & expertise with:
  - Transfer stations, disposal & recycling facilities
  - Commercial & residential waste collection
  - Financing for M&A and growth capital

Renewable Energy Solutions (~15% of loan portfolio)

- Formed group in 2022; active in the landfill-gas-to-energy & biomass industries for more than a decade
- Expanded focus to also include solar, wind, anaerobic digestion, & battery energy standalone storage



Average Loans
($ in millions)
1,954
2,034
2,243
2,237
2,296
1Q22
2Q22
3Q22
4Q22
1Q23

3/31/23

©2023, Comerica Inc. All rights reserved.

31

Reconciliations

Impact of Accumulated Other Comprehensive Loss on Common Equity & Tangible Common Equity

Comerica believes that the presentation of common equity adjusted for the impact of accumulated other comprehensive loss provides a greater understanding of ongoing operations and enhances comparability with prior periods. Tangible common equity is used by Comerica to measure the quality of capital and the return relative to balance sheet risk. The tangible common equity ratio removes the effect of intangible assets from capital and total assets. Tangible common equity per share of common stock removes the effect of intangible assets from common shareholders' equity per share of common stock.

(period-end, millions, except per share data)	1Q23	4Q22	3Q22	2Q22	1Q22
Tangible Common Equity					
Total shareholders' equity	$5,994	$5,181	$5,069	$6,435	$7,036
Less fixed-rate non-cumulative perpetual preferred stock	$394	$394	$394	$394	$394
Common shareholders' equity	$5,600	$4,787	$4,675	$6,041	$6,642
Less goodwill	$635	$635	$635	$635	$635
Less other intangible assets	$9	$9	$10	$10	$11
Tangible common equity	$4,956	$4,143	$4,030	$5,396	$5,996
Total assets	$91,127	$85,406	$84,143	$86,889	$89,165
Less goodwill	$635	$635	$635	$635	$635
Less other intangible assets	$9	$9	$10	$10	$11
Tangible assets	$90,483	$84,762	$83,498	$86,244	$88,519
Common equity ratio	6.15%	5.60%	5.55%	6.95%	7.45%
Tangible common equity ratio	5.48%	4.89%	4.82%	6.26%	6.77%

©2023, Comerica Inc. All rights reserved.

32

Reconciliations Continued

Comerica

Impact of Accumulated Other Comprehensive Loss on Common Equity & Tangible Common Equity

Comerica believes that the presentation of common equity adjusted for the impact of accumulated other comprehensive loss provides a greater understanding of ongoing operations and enhances comparability with prior periods. Tangible common equity is used by Comerica to measure the quality of capital and the return relative to balance sheet risk. The tangible common equity ratio removes the effect of intangible assets from capital and total assets. Tangible common equity per share of common stock removes the effect of intangible assets from common shareholders' equity per share of common stock.

(period-end, millions, except per share data)	1Q23	4Q22	3Q22	2Q22	1Q22
Common Equity & Tangible Common Equity per Share of Common Stock					
Common shareholders' equity	$5,600	$4,787	$4,675	$6,041	$6,642
Tangible common equity	$4,956	$4,143	$4,030	$5,396	$5,996
Shares of common stock outstanding	132	131	131	131	131
Common equity per share of common stock	$42.57	$36.55	$35.70	$46.19	$50.80
Tangible equity per share of common stock	$37.68	$31.62	$30.77	$41.25	$45.86
Impact of Accumulated Other Comprehensive Loss to Common Equity & Tangible Common Equity					
Accumulated other comprehensive loss (AOCI)	$(3,171)	$(3,742)	$(3,587)	$(1,954)	$(1,173)
Common equity, excluding AOCI	$8,771	$8,529	$8,262	$7,995	$7,815
Common equity per share of common stock, excluding AOCI	$66.68	$65.12	$63.11	$61.13	$59.78
Common equity ratio, excluding AOCI	9.63%	9.99%	9.82%	9.20%	8.76%
Tangible common equity, excluding AOCI	$8,127	$7,885	$7,617	$7,350	$7,169
Tangible common equity per share of common stock, excluding AOCI	$61.78	$60.19	$58.17	$56.19	$54.83
Tangible common equity ratio, excluding AOCI	8.98%	9.30%	9.12%	8.52%	8.10%
Impact of Increase in Cash[1] (1Q23 vs 4Q22) to Tangible Common Equity Ratio					
Tangible common equity ratio	5.48%				
Total assets	$91,127				
Increased deposits with banks[1]	$4,646				
Total assets less increased deposits with banks	$86,480				
Less intangibles	$(644)				
Tangible common equity ratio, excluding AOCI and increase in cash	9.47%				

Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts to evaluate the adequacy of common equity and our performance trends. • [1]Increase in cash calculated as the increase in cash balances from December 31, 2022 to March 31, 2023, representing a heightened cash position in response to the recent disruption experienced across the banking industry

©2023, Comerica Inc. All rights reserved.

33

Reconciliations Continued

Comerica

Uninsured Deposits

Comerica believes that the presentation of uninsured deposits adjusted for the impact of affiliate deposits provides enhanced clarity of uninsured deposits at risk. Total uninsured deposits as calculated per regulatory guidance and reported on schedule RC-O of Comerica Bank's Call Report include affiliate deposits, which by definition have a different risk profile than other uninsured deposits. The amounts presented below remove affiliate deposits from the total uninsured deposits number.

	(period-end; millions)	1Q23	4Q22	4Q19
(A)	**Total uninsured deposits, as calculated per regulatory guidelines**	$35,007	$45,492	$34,341
(B)	**Affiliate deposits**	$4,329	$4,458	$3,188
(A-B)	**Total uninsured deposits, excluding affiliate**	$30,678	$41,034	$31,153

Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts to evaluate the adequacy of common equity and our performance trends.

©2023, Comerica Inc. All rights reserved.

34

Holding Company Debt Rating

Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Cullen Frost	A3	A-	-
M&T Bank	A3	BBB+	A
BOK Financial	A3	BBB+	A
Comerica	A3	BBB+	A-
Fifth Third	Baa1	BBB+	A-
Huntington	Baa1	BBB+	A-
KeyCorp	Baa1	BBB+	A-
Regions Financial	Baa2	BBB+	A-
First Horizon National Corp	Baa3	BBB-	BBB
Citizens Financial Group	-	BBB+	BBB+
Synovus Financial	-	BBB-	BBB

As of 4/14/23 • Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities; Zions Bancorporation excluded due to no holding company

©2023, Comerica Inc. All rights reserved.

35

Bank Debt Rating

Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Cullen Frost	A3	A	-
M&T Bank	A3	A-	A
BOK Financial	A3	A-	A
Comerica	A3	A-	A-
Fifth Third	A3	A-	A-
Huntington	A3	A-	A-
KeyCorp	A3	A-	A-
Regions Financial	Baa1	A-	A-
Citizens Financial Group	Baa1	A-	BBB+
Zions Bancorporation	Baa1	BBB+	BBB+
First Horizon National Corp	Baa3	BBB	BBB
Synovus Financial	Baa3	BBB	BBB

As of 4/14/23 • Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities; Zions Bancorporation ratings are for the bank

©2023, Comerica Inc. All rights reserved.

36